U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                  CURRENT REPORT UNDER SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: December 9, 1996

                        BOONTON ELECTRONICS CORPORATION

                            A New Jersey corporation
                         Commission File Number 0-2364
                 I.R.S. Employer Identification No. 22-1543137

           25 Eastmans Road, PO Box 465, Parsippany, N.J. 07054-0465
                                 (201) 386-9696

    ITEM 5. OTHER EVENTS
            ------------

    On December 9, 1996, in accordance with the Subscription and Option Agreement dated October 21, 1996, by and between Boonton Electronics Corporation
(BEC) and G.E.M. USA, Inc. (GEM), BEC received, from GEM, Two Hundred Thousand Dollars ($200,000.00) for the purchase of 80,000 shares of authorized but unissued common shares for Two Dollars and Fifty Cents ($2.50) per share. In return BEC provided GEM with a stock certificate for the 80,000 shares of stock. As a result of the above noted actions, all of the documents executed effective October 21, 1996, pursuant to the Subscription and Option Agreement, became effective on December 9, 1996.

    The Subscription and Option Agreement further provides an option to GEM for an additional purchase of 443,700 shares of authorized but unissued common shares for Three Dollars and Twenty-Four Cents ($3.24) per share or One Million Four Hundred and Thirty-Seven Thousand Five Hundred and Eighty-Eight Dollars ($1,437,588.00).


    EXHIBITS:  None
    --------

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                                   SIGNATURE

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           BOONTON ELECTRONICS CORPORATION

                        By: /s/ John E. Titterton
                           -------------------------------
                                  John E. Titterton
                             Secretary/Treasurer and Vice
                                  President Finance

Dated: January 7, 1997

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